INVESTOR PRESENTATION
NOVEMBER 13, 2003

Exhibit 99.1

Forward-Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements, as that term is defined in the Private
Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and
Exchange Commission from time to time.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.  Access the filings and other financial and business information regarding the Company at www.providentnj.com

Provident Financial Services, Inc. is the
Holding Company for The Provident Bank

On January 15, 2003:

Provident Financial Services, Inc. issued an aggregate
of 59.62 million shares  and contributed cash and 1.92
million shares of its common stock to The Provident
Bank Foundation

$586.2 million in net proceeds raised.

$293.1 million distributed to The Provident Bank

$293.1 million retained by Holding Company

Our Company Profile (as of September 30, 2003)

$4.2 billion in Assets

$2.7 billion in Deposits

$2.1 billion in Loans

54 branches in 10 counties in northern and central New
Jersey

A full-service bank:

Full Range of Retail and Commercial Deposit Products

Retail and Commercial Lending

On-line and Telephone Banking

Trust Services and Investment Services

Mortgage Company Subsidiary

Title Insurance Company Joint Venture

Our Strengths:  Tradition, Commitment, Focus

Tradition of Safe & Sound Management

New Jersey’s Oldest Bank; Established 1839

Commitment to Profitable Growth

Stock Conversion Completed January 15, 2003;

Significant one-time contribution to Charitable
Foundation

Significant funding expenses for Stock Benefit Plans

Commitment to Prudently Deploy Capital

Commitment to Maintain Asset Quality

Unwavering Customer Focus

Our Strategic Initiatives

Grow the Balance Sheet

Grow Market Share

Sustain and Increase Brand Awareness

Maximize Net Interest Income without Compromising
Asset Quality

Reinforce Pay-for-Performance Sales Culture

Build Enterprise-wide Understanding and Fulfillment
of Customer Needs

Control Operating Expenses in line with accelerating
Revenue Growth Goals

Our Financial Performance

* for the nine months ended September 30, 2003

($ in millions)

2003*

2002

2001

Assets

Loans, net

Deposits

$

3,243.3

Capital

Net Income

Net Interest Margin

3.33%

3.98%

3.79%

$

4,171.9

$

3,919.2

$

2,869.7

$

2,092.4

$

2,031.9

$

1,994.6

$

2,689.9

$

2,341.7

$

833.8

$

326.0

$

292.1

$

10.5

$

26.6

$

24.1

Our Business Drivers

Assess Merger & Acquisition Opportunities

Continue De Novo Branching

Maintain Diversified Loan Portfolio Composition

Continue to Increase proportion of Core Deposits to
Total Deposits

Customer Relationship Management Process:

Maximize Product Penetration among Current Households

Continually Reduce Attrition

Increase New Customer Acquisition

Integrate Consistent Sales Process and Customer Treatment
across all Delivery Channels

Loan Portfolio Diversification
                                 to improve asset yields
                                to reduce exposure to interest rate risk

Loan Diversification Strategy

Long-term Strategy--Maintain even balance between
Retail Loan Portfolio and Commercial Loan Portfolio

Near-term Strategy will favor Retail Loans

Mortgage Warehouse line of business de-emphasized

Substantially all Warehouse Lines of Credit being sold
in 4th Quarter 2003

Asset redeployment focused on 1-4 Family Residential
Mortgages either originated or purchased

Our Current Market

Our Deposit Market Share

As of June 30, 2003:

15th of 176 FDIC-Insured Institutions in State of New
Jersey

13th of 135 FDIC-Insured Institutions in Provident’s
10-County Market Area

Increase for 12 Months ended June 30, 2003:

Total Deposits all New Jersey Institutions    =  8.48%

Total Deposits Provident                              =   5.74%

Core Deposits Provident                               = 16.72%

Core Deposits are Provident’s ongoing Strategic Focus

Core Deposit Emphasis
                                 to expand customer relationships
                                 to effectively manage interest rate expense

Dual Strategy of Loan Diversification and Core Deposit
Emphasis has resulted in Net Interest Income Growth

$ in millions

Commitment to Asset Quality

Capital Management Strategies for
Earnings per Share Growth

Declaration of Cash Dividend after first quarter of
operation as a public company

Stock buy-backs commenced in 2003 to fund
stockholder-approved benefit plans

Corporate stock buy-backs available for 2004

Continuing assessment of merger opportunities

Leverage strategies where warranted

Fund earning assets

De Novo branch pre funding

EPS for the period from January 15, 2003 thru
September 30, 2003 = $0.16

Our Mission

Our mission is to consistently provide superior value

                                 to our stockholders by achieving strong financial
                                                                  performance

                                 to our customers by delivering high quality financial
                                                                  solutions that help improve and enrich their lives

                                 to our employees by maintaining a challenging and
                                                                  rewarding work environment

                                 to our communities by committing our personal
                                                                  energies and financial resources and by
                                                                  exemplifying outstanding leadership.

We will achieve this while holding ourselves to the highest

standards of personal and professional integrity.

Our Vision

Investors seek

Financial Performance

Which will be Driven by

Customers seek

Customer-Centricity

Employees seek

Which will be Driven by

Focused & Rewarded

Workforce